Exhibit 4

                       (Form of Common Stock Certificate)

                          (Form of Face of Certificate)

      NUMBER                                                            SHARES
CEG   ________                                                        _________
      COMMON                                                            COMMON

                        CONSTELLATION ENERGY GROUP, INC.



INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND. THIS CERTIFICATE MAY BE PRESENTED FOR TRANSFER IN NEW YORK CITY, CHICAGO, IL OR BALTIMORE, MD.

                                                           CUSIP ______________
(SEE REVERSE FOR KEY TO ABBREVIATIONS)

This Certifies that _____________________ is the owner of ____________ SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF Constellation Energy Group, Inc., full-paid and non-assessable, transferable in person or by attorney on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter of the corporation as amended and supplemented, a copy of which is on file with the Transfer Agent. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated: ____________

         /s/ David A. Brune                                /s/ C. H. Poindexter
      -------------------------                      --------------------------
              SECRETARY                                        PRESIDENT

                        CONSTELLATION ENERGY GROUP, INC.
                               CORPORATE SEAL 1995
                                    MARYLAND

COUNTERSIGNED AND REGISTERED:
Constellation Energy Group, Inc.
TRANSFER AGENT AND REGISTRAR


BY________________________       AUTHORIZED SIGNATURE

                        (Form of Reverse of Certificate)


                        CONSTELLATION ENERGY GROUP, INC.

         The corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and, with respect to the classes of stock which may be issued in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Treasurer of the Corporation at its principal office or to the Transfer Agent.

                                  ------------

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                                 --------------

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM           -   as tenants in common
         TEN ENT           -   as tenants by the entireties
         JT TEN            -   as joint tenants with right of survivorship and
                               not as tenants common
         TOD               -   transfer on death

         UNIF GIFT MIN ACT -   ___________ Custodian      _________
                                (Cust)                     (Minor)


                  under Uniform Gifts to Minors Act______________
                                                       (State)

         UNIF TRF MIN ACT  -   ___________ Custodian     __________
                                 (Cust)                  (Minor)
                                          (until age _____ )


                  under Uniform Transfers to Minor Act ___________
                                                         (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________ hereby sell, assign and transfer unto


[please insert social security or other
identifying number of assignee]
-------------------------------

----------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
----------------------------------------------------------------------

_______________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________


         -----------------------------------------
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s)Guaranteed



By _________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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